Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of September 28, 2022, by and between I-ON Digital Corp., a Delaware corporation (the “Company”), and the I-ON Acquisition Corp., a Florida corporation (the “Purchaser”, and together with the Company, the “Parties”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agrees as follows:

1.          Agreement to Purchase and Sell.  Upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchaser agrees to purchase, 3,000 shares (the “Shares”) of Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred”) at the price of $83.33 per share of Series A Preferred. The Purchaser shall deliver to escrow account of counsel of the Company (the “Escrow Agent”), via wire transfer immediately available funds equal to the purchase price of Two Hundred Fifty Thousand Dollars ($250,000) (the “Purchase Price”).  The Purchase Price shall be payable according to the terms and conditions set forth in Section 2 herein.

2.           Payment Terms. At the Closing (the “Closing”), the Escrow Agent shall release the Purchase Price to the Company and the Company shall deliver the certificate(s) representing the Shares to the Purchaser.

3.           Representations and Warranties of Company.  Company hereby represents and warrants to Purchaser that the statements in the following paragraphs of this Section 3 are all true and complete as of the date hereof, and shall be true and correct as of the Closing:

(a)          Corporate Organization. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted.

(b)         Restrictions. The Shares being purchased by Purchaser hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. The issuance of the Shares is not subject to the preemptive rights of any stockholders or other person or entity.

(c)         Consent. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement.

(d)         No Default. The Company is not in violation or default of any provision of the Company’s  certificate of incorporation (the “Certificate”) or bylaws (the “Bylaws”), or in any material respect of any instrument, judgment, order, writ, decree, privacy policy or contract to which it is a party or by which it is bound, or, to its knowledge, of any provision of any federal or state statute, rule or regulation applicable to the Company (including, without limitation, those related to privacy, personally identifiable information or export control).  The execution, delivery and performance of this Agreement, and the consummation of the transaction contemplated hereby will not result in any such violation or default or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

4.           Purchaser Representations.  In connection with the purchase of the Shares, Purchaser represents and warrants to to the Company the following:

(a)          Investment Purpose. Without limiting the Purchaser’s right to sell the Securities, the Purchaser is purchasing the Securities, and will be acquiring the Securities, for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

(b)          Accredited Investor Status. Purchaser is (i) an “accredited investor” as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Securities.

(c)         Reliance on Exemptions. Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

(d)          Information. Purchaser and its advisors have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by the Purchaser. Purchaser and its advisors have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, Purchaser has also had the opportunity to obtain and to review all of the Company’s filings with the Securities and Exchange Commission, including, but limited to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and Quarterly Reports on Forms 10-Q and 10-Q/A (if applicable) for the fiscal quarters ended March 31, 2022, June 30, 2022 and September 30, 2021, including the financial statements included therein (the “SEC Documents”).

(e)         Investment Risk. Purchaser understands that its investment in the Securities involves a high degree of risk, including the risk of loss of the Purchaser’s entire investment, and including, but not limited to the following: (a) the Company remains an early stage business with limited operating history and requires substantial funds in addition to the proceeds of the Offering; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (c) the Purchaser may not be able to liquidate its investment; (d) transferability of the Securities is extremely limited; (e) in the event of a disposition, the Purchaser could sustain the loss of its entire investment; (f) the Company has not paid any dividends on its Common Stock since its inception and does not anticipate paying any dividends in the foreseeable future; and (g) the Company may issue additional securities in the future which have rights and preferences that are senior to those of the Securities.

(f)          Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

(g)        Organization; Authorization. If an entity, Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. This Agreement and the other Transaction Documents have been duly and validly authorized, executed and delivered on behalf of the Purchaser and create a valid and binding agreement of the Purchaser enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally.

(h)         Residency. The state in which any offer to purchase shares hereunder was made to or accepted by Purchaser is the state shown as the Purchaser’s address contained herein.

(i)           Risk Factors. The risk factors that the Company discloses in its filings with the U.S. Securities and Exchange Commission are hereby incorporated by reference.

5.           Closing Conditions

(a)          Closing. Promptly upon the execution and delivery of this Agreement, and upon satisfaction of all of the conditions set forth in Section 6 and 7 herein, (A) the Company shall deliver to the Purchaser the Shares and (B) the Purchaser shall deliver to the Company the Purchase Price.

(b)          Location and Time of Closings. Each Closing shall be deemed to occur on the related Closing Date at the office of the Company’s counsel, McCarter & English, LLP, Two Tower Center Boulevard, 24th Floor, East Brunswick, NJ and shall take place no later than 5:00 P.M., New York time, on such day or such other time as is mutually agreed upon by the Company and the Purchaser.

6.           Conditions to the Company’s Obligation to Sell.

The Company’s obligation to sell the Shares to the Purchaser pursuant to this Agreement on the Closing Date is conditioned upon:

(a)         Purchase Price; Expenses. The Purchaser shall have wired to the Escrow Agent good funds as payment in full of the Purchase Price for the Shares and the expenses set forth in the Letter of Intent between the Company and the Purchaser dated September 1, 2022 (the “LOI”) prior to the Closing;

(b)         Representations and Warranties; Covenants. The accuracy on the Closing Date of the representations and warranties of the Purchaser contained in this Agreement, each as if made on such date, and the performance by the Purchaser on or before such date of all covenants and agreements of the Purchaser required to be performed on or before such date; and

(c)          Laws and Regulations; Consents and Approvals. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

7.           Conditions to the Purchaser’s Obligation to Purchase.

The Purchaser’s obligation to purchase the Series A Shares at Closing is conditioned upon:

(a)          Certificate of Designation. The Certificate of Designation of Rights and Preferences of the Series A Convertible Preferred Stock shall have been filed with the Secretary of State of Delaware.

(b)         Representations and Warranties; Covenants. The accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained in this Agreement, each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date;

8.           Miscellaneous.

(a)         Governing Law.  The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the state of Delaware, without giving effect to principles of conflicts of law.

(b)         Entire Agreement.  This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof.

(c)          Amendments and Waivers.  No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement.  No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.

(d)        Successors and Assigns.  Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives.  The Company may assign any of its rights and obligations under this Agreement.  No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.

(e)         Notices.  Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.

(f)         Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith.  In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(g)        Construction.  This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(h)          Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement.

(i)          Electronic Delivery.  The Company may, in its sole discretion, decide to deliver any documents related to this Agreement or any notices required by applicable law or the Company’s Certificate of Incorporation or Bylaws by email or any other electronic means.  Purchaser hereby consents to receive such documents and notices by such electronic delivery and agrees to participate through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

[Signature page to follow]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

I-ON DIGITAL CORP.

By:
Name: JAE CHEOL OH
Title: Chief Executive Officer

PURCHASER:

I-ON ACQUISITION CORP.

By:
Name: Frank Rizzo
Title: Principal